[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Exhibit 10.57

Execution Version

FIRST AMENDMENT TO AMENDED AND RESTATED

MASTER ENERGY SERVER PURCHASE and SERVICES AGREEMENT

This FIRST AMENDMENT TO AMENDED AND RESTATED MASTER ENERGY SERVER PURCHASE and SERVICES AGREEMENT (this “Amendment”) is executed as of March 28, 2014, by and between BLOOM ENERGY CORPORATION, a Delaware corporation (the “Seller”), and 2013B ESA PROJECT COMPANY, LLC, a Delaware limited liability company (the “Buyer”). The Seller and the Buyer shall be referred to individually herein as a “Party” and collectively as the “Parties”. Capitalized terms used herein and not otherwise defined have the meanings provided in the Amended and Restated Master Energy Server Purchase and Services Agreement, dated as of September 25, 2013, as amended by this Amendment (the “MESPSA”), by and between the Parties.

RECITALS

A. WHEREAS, the Parties desire to amend the MESPSA as more fully set forth in this Amendment.

NOW, THEREFORE, in consideration of the mutual covenants set forth in this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree to amend the MESPSA as follows:

AGREEMENT

1.	Amendments.

a.	The following definition of the capitalized term “2012 ESA” is inserted into Section 1.1 in the appropriate alphabetical location:

““2012 ESA” means 2012 ESA Project Company, LLC, a Delaware limited liability company.”

b.	The definition of the capitalized term “Administrative Services Agreement” set forth in Section 1.1 is deleted in its entirety and replaced with the following text:

““Administrative Services Agreement” means the Amended and Restated Administrative Services Agreement, dated as of September 25, 2013, by and among the Seller, the Buyer and HoldCo, as may be amended, amended and restated, supplemented, or otherwise modified from time to time.”

c.	Exhibit B is deleted in its entirety and replaced with the revised version of Exhibit B, attached hereto as Annex A.

d.	Exhibit C is deleted in its entirety and replaced with the revised version of Exhibit C, attached hereto as Annex B.

e.	Exhibit E is deleted in its entirety and replaced with the revised version of Exhibit E, attached hereto as Annex C.

f.	Exhibit F is deleted in its entirety and replaced with the revised version of Exhibit F, attached hereto as Annex D.

1

2.	Ratification. The MESPSA, as amended hereby, is in all respects ratified and confirmed and shall be and remain in full force and effect. All references to the MESPSA in any other document or instrument shall be deemed to mean such MESPSA as amended by this Amendment.

3.	Amendments. No amendment, modification, termination or waiver of any provision of this Amendment shall be effective unless the same shall be in writing and duly executed by the Parties.

4.	Enforceability. This Amendment shall be enforceable by and binding upon and shall inure to the benefit of the Parties hereto and their respective successors and assigns.

5.	Governing Law. THIS AMENDMENT SHALL BE DEEMED MADE AND PREPARED AND SHALL BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS THEREOF WHICH MAY REQUIRE THE APPLICATION OF THE LAW OF ANOTHER JURISDICTION (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

6.	Counterparts and Facsimile Execution. This Amendment may be executed and delivered (including by “portable document format”) in one or more counterparts, all of which shall be considered one and the same and shall become effective when one or more counterparts have been signed by each of the Parties and delivered to each other Party, it being understood that all Parties need not sign the same counterpart. Signatures of the Parties transmitted by electronic mail shall be deemed to be their original signatures for all purposes.

7.	Severability. If any term or other provision of this Amendment is invalid, illegal, or incapable of being enforced by any rule of applicable law, or public policy, all other terms and provisions of this Amendment shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated herein are not affected in any manner materially adverse to any Party.

[Remainder of page intentionally left blank.]

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IN WITNESS WHEREOF, each Party has caused this Amendment to be signed on its behalf as of the date first written above.

BUYER:

2013B ESA PROJECT COMPANY, LLC
a Delaware limited liability company

By:
Name:	Sendil Atreya
Title:	Vice President

[Signature page to First Amendment to Amended and Restated

Master Energy Server Purchase and Services Agreement]

SELLER:
BLOOM ENERGY CORPORATION
a Delaware corporation

By:
Name:	Martin J. Collins
Title:	Vice President Corporate Development

[Signature page to First Amendment to Amended and Restated

Master Energy Server Purchase and Services Agreement]

Execution Version

ANNEX A

Exhibit B

Form of Bill of Sale

BILL OF SALE

This Bill of Sale, dated as of [            ] [    ], 201   is made by BLOOM ENERGY CORPORATION, a Delaware corporation (“Seller”), to 2013B ESA PROJECT COMPANY, LLC, a Delaware limited liability company (“Buyer”), and is delivered pursuant to the Amended and Restated Master Energy Server Purchase and Services Agreement, dated as of September 25, 2013, as may be amended, amended and restated, supplemented, or otherwise modified from time to time (the “MESPSA”), between Seller and Buyer, in connection with the transfer of the assets described on Exhibit A attached hereto (the “Purchased System”).

Seller hereby assigns, conveys, sells, delivers, sets over and transfers to Buyer, for the consideration, and on the terms and conditions, set forth in the MESPSA, all of Seller’s rights, title and interest in, under and to the Purchased System, and Buyer hereby accepts such assignment.

This Bill of Sale shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

This Bill of Sale shall be governed by, and construed in accordance with, the laws of the State of New York.

[Signature Page Follows]

[Annex A to First Amendment to Amended and Restated Master Energy Server Purchase and Services Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Bill of Sale to be signed by their respective duly authorized officers as of the date first written above.

SELLER:

BLOOM ENERGY CORPORATION

By:
Name:
Title:

BUYER:

2013B ESA PROJECT COMPANY, LLC

By:
Name:
Title:

Execution Version

ANNEX B

Exhibit C

Facilities

Site No.	PPA Customer	Address	City	State	Size (kW)	Applicable Energy System Use Agreement No.
[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]

				[***]	[***]

[Annex B to First Amendment to Amended and Restated Master Energy Server Purchase and Services Agreement]

[***] Confidential Treatment Requested

Execution Version

ANNEX C

Exhibit E

Form of Certification of Installation

To:

1.	2013B ESA PROJECT COMPANY, LLC (Buyer); and

2.	Silicon Valley Bank.

Copy: SAIC Energy, Environment & Infrastructure, LLC (Independent Engineer)

This Certificate is given pursuant to paragraph (e) of the definition of Commencement of Operations in the Amended and Restated Master Energy Server Purchase and Services Agreement, dated as of September 25, 2013, as may be amended, amended and restated, supplemented, or otherwise modified from time to time, between BLOOM ENERGY CORPORATION (“Seller”) and Buyer (the “MESPSA”).

Terms defined in the MESPSA have the same meaning where used in this Certificate.

This certificate is provided in respect of the Site known as [insert Site where Facility is located] (“Site”).

The Seller hereby certifies that in respect of the Site:

1.	each Bloom System comprising the Facility has been installed, commissioned and tested in accordance with the Performance Standards and all other requirements of the MESPSA; and

2.	All BOF and BOF Work necessary for the operation of the Facility has been installed, commissioned and tested in accordance with the Performance Standards and all other requirements of the MESPSA.

[Annex C to First Amendment to Amended and Restated Master Energy Server Purchase and Services Agreement]

This Certificate may be relied upon by the Buyer and the Buyer’s Lender.

Signed for and on behalf of BLOOM ENERGY CORPORATION

By:

Name:

Title:

ANNEX D

Exhibit F

Form of Independent Engineer Certification of Commencement of Operations

[Annex D to First Amendment to Amended and Restated Master Energy Server Purchase and Services Agreement]

[Date of Certificate]

To:

1.	BLOOM ENERGY CORPORATION

2.	2013B ESA PROJECT COMPANY, LLC

Subject: Independent Engineer’s Commencement of Operations Certificate PPA IIIb Project

Ladies and Gentlemen:

This certificate (“Certificate”) is being delivered to 2013B ESA Project Company, LLC, a Delaware limited liability company (“Buyer”), on behalf of SAIC Energy, Environment & Infrastructure, LLC (the “Independent Engineer”) as required by clause (g) of the definition of “Commencement of Operations” in the Amended and Restated Master Energy Server Purchase and Services Agreement, dated as of September 25, 2013, as may be amended, amended and restated, supplemented, or otherwise modified from time to time (the “MESPSA”), between Buyer and Bloom Energy Corporation, a Delaware corporation (“Seller”). Capitalized terms used, but not defined herein, shall have the meanings ascribed to them in the MESPSA.

As of the date of this Certificate, the Independent Engineer is of the opinion that:.

1.	The installation, commissioning and testing of the Bloom System(s) listed in Table 1 on Attachment A, attached hereto, has been successfully completed in accordance with the requirements of the MESPSA;

2.	Each of the requirements set out in paragraphs (a) to (f) of the definition of Commencement of Operations in the MESPSA have been satisfied with respect to the Facility listed in Table 1 on Attachment A, attached hereto;

3.	Each Bloom System comprising the Facility listed in Table 1 on Attachment A, attached hereto, has achieved commercial operation; and

4.	Seller has completed all BOF Work necessary for the operation of the Facility listed in Table 1 on Attachment A, attached hereto.

This Certificate was prepared with the understanding and assumption that the information provided to us in relation to this certificate is true, correct and complete. Our review and observations were performed pursuant to the scope of services under our Professional Services Agreement, dated as of July 3, 2013, as amended (the “Professional Services Agreement”) with Seller, Buyer, and the Buyer’s Lender and with the degree of skill and diligence normally practiced by professional engineers or consultants performing the same or similar services on like projects.

This Certificate is solely for the information of and assistance to the Buyer’s Lender in conducting and documenting their investigation of the matters in connection with the applicable System and is not to be used, circulated, quoted, or otherwise referred to within or without the lending group for any other purpose. The Independent Engineer disclaims any obligation to update this Certificate. This Certificate is not intended to, and may not, be relied upon by any party other than the Buyer’s Lender.

SAIC ENERGY, ENVIRONMENT & INFRASTRUCTURE, LLC

By:
Name:
Title:

ATTACHMENT A

COMPLETED BLOOM SYSTEMS

Table 1

Facility List and Commencement of Operations (“CO”) Date

Serial No.	Location of Facility	Unit Model	Net Capacity (kW-AC)	CO Date